BRANDES GLOBAL EQUITY FUND
Summary Prospectus
Class I Ticker Symbol: BGVIX Class E Ticker Symbol: BGVEX Class A Ticker Symbol: BGEAX Class C Ticker Symbol: BGVCX	January 30, 2015

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brandesfunds.com/bgvix/downloads.html.  You may also obtain this information at no cost by calling (800) 395-3807 or by e-mail at info@brandesfunds.com.  The Fund’s Prospectus and Statement of Additional Information, both dated January 30, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brandes Global Equity Fund (the “Global Fund” or “Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Fund.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes Funds.  More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 43 of the Prospectus and “Additional Purchase and Redemption Information” on page B-78 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class E		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		5.75%		None		None		None
Maximum Deferred Sales Charge (Load)		None*		1.00%#		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class E		Class I
Management Fees		0.80%		0.80%		0.80%		0.80%
Distribution (12b-1) Fees		0.25%		0.75%		None		None
Other Expenses
Shareholder Servicing Fees	None		0.25%		0.25%		None
Other Expenses(1)	0.68%		0.68%		0.68%		0.73%
Total Other Expenses		0.68%		0.93%		0.93%		0.73%
Total Annual Fund Operating Expenses		1.73%		2.48%		1.73%		1.53%
Less: Fee Waiver and/or Expense Reimbursement		-0.48%		-0.48%		-0.48%		-0.53%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)		1.25%		2.00%		1.25%		1.00%
*
Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

#	A charge of 1.00% will be imposed on Class C shares redeemed within one year of purchase by any investor.

(1)	“Other Expenses” have been restated to reflect current expenses. In addition, “Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.

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(2)
The Advisor has contractually agreed to limit the Global Fund’s Class A, Class C, Class E and Class I annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.25% for Class A and Class E, 2.00% for Class C, and 1.00% for Class I as percentages of the respective Fund classes’ average daily net assets through January 31, 2016 (the “Expense Caps”).  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years with respect to any Class of the Fund.  The Advisor may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for the fiscal year (taking into account the reimbursement) does not exceed the Expense Cap with respect to such Class or any lower expense cap for the Class in effect at the time of the reimbursement.

Example
This Example is intended to help you compare the costs of investing in the Global Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$695	$1,045	$1,417	$2,461
Class C	$303	$727	$1,277	$2,780
Class E	$127	$498	$894	$2,001
Class I	$102	$431	$784	$1,778

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$203	$727	$1,277	$2,780

Portfolio Turnover
The Global Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 30.33% of the average value of its portfolio.

Principal Investment Strategies
The Global Fund invests principally in  equity securities of U.S. and foreign companies.  These companies generally have market capitalizations (market value of publicly traded securities) greater than $1 billion.  A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues.  Under normal market conditions, the Fund invests at least 80% of its net assets measured at the time of purchase in equity securities of issuers located in at least three countries, one of which may be the United States.  Equity securities include common and preferred stocks, warrants and rights.  Up to 30% of the Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in emerging market countries (including frontier market countries).

Brandes Investment Partners, L.P., the Global Fund’s investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the Fund’s investment portfolio.  When buying equity securities, the Advisor assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business.  By choosing securities that are selling at a discount to the Advisor’s estimates of their share of the company’s intrinsic business value, the Advisor seeks to establish an opportunity for long-term capital appreciation.  The Advisor may sell a security when its price reaches a target set by the Advisor or the Advisor believes that other investments are more attractive, or for other reasons.

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Principal Investment Risks
Because the values of the Global Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.  Principal risks of the Fund are as follows:

•
Currency Risk – Because the Global Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates.  Such changes will also affect the Fund’s income.

•	Foreign Securities Risk – The performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Global Fund invests.

•
Emerging Markets Risk – Emerging markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are among the riskiest markets in the world in which to invest. Frontier markets have the fewest number of investors and investment holdings and may not even have stock markets on which to trade. Investments in this sector are typically illiquid, nontransparent and subject to very low regulation levels as well as high transaction fees, and may also contain substantial political and currency risk.

•	Stock Risk – The values of the Global Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.

•
Value Securities Risk – The Global Fund invests in value securities, which are securities the Advisor believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor.  It may take longer than expected for the prices of these securities to increase to the anticipated value, or they may never increase to that value or may decline.  In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

•
Value Style Risk – Value style of investing has caused the Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time and may do so in the future.

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Performance
The following performance information shows you how the Global Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund’s Class I shares since its inception.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the Fund will perform in the future.  Updated performance is available on the Fund’s website www.brandesfunds.com.

Brandes Global Equity Fund
Year-by-Year Total Returns as of December 31,
for Class I Shares
Best Quarter	Q2	2009	18.38%
Worst Quarter	Q3	2011	-16.18%

Brandes Global Equity Fund
Average Annual Total Returns
For periods ending December 31, 2014
Brandes Global Equity Fund	1 Year	5 Years	Since Inception (October 6, 2008)
Class A Shares – Return Before Taxes	-4.77%	7.33%	7.15%
Class C Shares – Return Before Taxes	-0.59%	7.76%	7.33%
Class E Shares – Return Before Taxes	1.09%	8.56%	8.18%
Class I Shares – Return Before Taxes	1.37%	8.83%	8.40%
Return After Taxes on Distributions	-0.39%	7.84%	7.55%
Return After Taxes on Distributions and Sale of Fund Shares	2.57%	7.39%	7.04%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	4.94%	10.20%	10.09%

Class E and Class I shares commenced operations on October 6, 2008.  Class A shares commenced operations on January 31, 2011, but prior to January 31, 2013, Class A shares were known as Class S shares.  (Class A shares have the same operating expenses as Class S shares.)  Performance shown prior to January 31, 2011 for Class A shares reflects the performance of Class I shares restated to reflect Class A sales loads and expenses.  Class C shares commenced operations on January 31, 2013.  Performance shown prior to the inception of Class C shares reflects the performance of Class I shares restated to reflect Class C expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class I shares only.  After-tax returns for other Classes will vary.

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“Return After Taxes on Distributions” may be higher than the “Return Before Taxes” figures because the Fund receives dividends on securities that are net of foreign taxes. Such taxes are eligible for pass through of foreign tax credits.  Shareholders can use the foreign tax credits to reduce their tax liability.  With a reduced tax liability, the shareholders are then able to reinvest more of the dividends allowing for a higher return. The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Advisor.  Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed this Fund Since:
Jim Brown, CFA	Director, Investments Group and Global Large Cap Investment Committee Voting Member	2008
Brent Fredberg	Director, Investments Group and Global Large Cap Investment Committee Voting Member	2008
Ted Kim, CFA	Director, Investments Group and Global Large Cap Investment Committee Voting Member	2013
Kenneth Little, CFA	Managing Director, Investments Group and Global Large Cap Investment Committee Voting Member	2013
Brian Matthews, CFA	Senior Analyst and Global Large Cap Investment Committee Voting Member	2013

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A, C and E
– Regular Accounts	$2,500	$500
– Traditional and Roth IRA Accounts	$1,000	$500
– Automatic Investment Plans	$500	$500
Class I	$100,000	$500

Tax Information
The Global Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Global Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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